UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 6, 2003
                                                         ---------------


                                KCS ENERGY, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)

           Delaware                                                22-2889587
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(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)


   5555 San Felipe Road, Houston, TX                                    77056
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(Address of principal executive offices)                              (Zip Code)

                                  (713)877-8006
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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              (Former name, former address and former fiscal year,
                         if changed since last report.)




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Item 12. Results of Operations and Financial Condition.

     On August 6, 2003, KCS Energy, Inc. issued a press release reporting operating results for the three and six months ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.


(c)  Exhibits.

         Exhibit 99.1
         Press release dated August 6, 2003.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      KCS Energy, Inc.




     August 6, 2003                                   /s/ Frederick Dwyer
                                                      --------------------------
                                                      Frederick Dwyer
                                                      Vice President, Controller
                                                      and Secretary